UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 10, 2006

SUNTRON CORPORATION
 (Exact name of registrant as specified in its charter)

DELAWARE	0-49651	86-1038668
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

2401 WEST GRANDVIEW ROAD, PHOENIX, ARIZONA	85023
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (602) 789-6600

(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

The Company is furnishing this Report on Form 8-K in connection with a press release on November 10, 2006, in which the Company and Applied Materials, Inc. announced that a confidential settlement agreement has been reached that terminates litigation (previously disclosed by the Company) initially filed by the Company in December 2004 and by Applied Materials in January 2005.

Item 9.01. Financial Statements and Exhibits

(a) Financial Statements of Business Acquired.

Not applicable.

(b) Pro Forma Financial Information.

Not applicable.

(c) Exhibits.

99.1	Press Release dated November 10, 2006.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this Report on Form 8-K to be signed on its behalf by the undersigned hereunto duly authorized.

SUNTRON CORPORATION

Date: November 10, 2006

By: /s/ Thomas B. Sabol
Thomas B. Sabol
Chief Financial Officer

EXHIBIT INDEX

Exhibit 99.1 Press Release dated November 10, 2006